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                                                                    Exhibit 24.1
                                                                    ------------

                                POWER OF ATTORNEY


     KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Charles N. Blitzer and William C. Brown, and each of them, his true and lawful attorneys-in-fact and agents, each acting alone, with the powers of substitution and revocation, for him and in his name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8, and any and all amendments (including post-effective amendments) thereto, relating to the issuance of shares of common stock of MGI PHARMA, INC. pursuant to the MGI PHARMA, INC. 1997 Stock Incentive Plan, as amended, and the MGI PHARMA, INC. Amended and Restated Employee Stock Purchase Plan, as amended, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned have executed this Power of Attorney as of the 9th day of July, 2002.


Signature                                  Title

/s/ Charles N. Blitzer                     President, Chief Executive Officer
----------------------------------         and Director (principal executive
Charles N. Blitzer                         officer)

/s/ William C. Brown                       Chief Financial Officer and Secretary
----------------------------------         (principal financial and accounting
William C. Brown                           officer)

/s/ Andrew J. Ferrara
----------------------------------         Director
Andrew J. Ferrara

/s/ Hugh E. Miller
----------------------------------         Director
Hugh E. Miller

/s/ Lee R. Schroeder
----------------------------------         Director
Lee R. Schroeder

/s/ David B. Sharrock
----------------------------------         Director
David B. Sharrock

/s/ Arthur L. Weaver M.D.
----------------------------------         Director
Arthur L. Weaver M.D.